UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009 (December 15, 2008)

GENERAL MARITIME CORPORATION
(formerly Galileo Holding Corporation)
(Exact Name of Registrant as Specified in Charter

Republic of the Marshall Islands	001-34228	66-0716485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

299 Park Avenue
New York, New York 10171
(Address of Principal Executive Offices, Including Zip Code)

(212) 763-5600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on December 15, 2008, as amended on December 16, 2008, to include the financial statements and exhibits as required in connection with the transaction reported therein.

Item 8.01. Other Events.

The Registrant is filing as Exhibit 99.1 to this Current Report on Form 8-K/A its balance sheet as of September 30, 2008.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by this item is included as Exhibit 99.2 hereto.

(c)	Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm.
99.1	General Maritime Corporation balance sheet as of September 30, 2008.
99.2	General Maritime Corporation unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Executive Vice President, Treasurer and Secretary

Date:  February 6, 2009

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm.
99.1	General Maritime Corporation balance sheet as of September 30, 2008.
99.2	General Maritime Corporation unaudited pro forma condensed combined financial information.